The following tables present data as of March 31, 1996.

                         Composition by Account Balance
                                 Trust Portfolio
                                                Percentage                            Percentage
                                                 of Total                              of Total
                                Number of       Number of           Receivables       Receivables
Account Balance Range           Accounts         Accounts             Balance           Balance
Credit Balance                   17,296              1.40%            (1,631,542.44)      (0.09)%
Zero Balance                    481,755             39.01                      0.00        0.00
$0 - $499                       163,395             13.23             27,811,210.60        1.55
$500 - $999                      74,080              6.00             55,562,476.00        3.09
$1,000 - $2,999                 234,237             18.97            470,208,030.74       26.15
$3,000 - $4,999                 178,273             14.44            698,082,901.72       38.82
$5,000 - $9,999                  83,654              6.77            521,932,638.06       29.02
Over $9,999                       2,199              0.18             26,220,990.94        1.46
   TOTAL                      1,234,889            100.00%        $1,798,186,705.62      100.00%



                           Composition by Credit Limit
                                 Trust Portfolio


                                            Percentage                           Percentage
                                             of Total                             of Total
                          Number of          Number of        Receivables        Receivables
Credit Limit Range        Accounts           Accounts          Balance            Balance
$0 - $999                   68,217            5.52%            14,368,020.04        0.80%
$1,000 - $1,999             83,548            6.77             46,468,412.19        2.58
$2,000 - $2,999            130,389           10.56            115,430,065.05        6.42
$3,000 - $3,999            147,827           11.97            178,808,113.25        9.94
$4,000 - $4,999            231,206           18.72            357,223,082.79       19.87
$5,000 - $10,999           533,984           43.24            997,226,917.60       55.46
Over $10,999                39,718            3.22             88,662,094.70        4.93
             TOTAL       1,234,889          100.00%        $1,798,186,705.62      100.00%



                      Composition by Period of Delinquency
                                 Trust Portfolio

                                                    Percentage                           Percentage
                                                     of Total                             of Total
                                   Number of         Number of          Receivables      Receivables
Period of Delinquency              Accounts          Accounts              Balance        Balance
(Days Contractually Delinquent)
Current                            1,170,376           94.78%         $1,612,691,526.89      89.68%
1 - 30 Days                           38,355            3.11            $103,867,308.92       5.78
31 - 60 Days                           8,295            0.67             $24,087,356.59       1.34
61 or More Days                       17,863            1.44             $57,540,513.22       3.20
            TOTAL                  1,234,889          100.00%         $1,798,186,705.62     100.00%



                           Composition by Account Age
                                 Trust Portfolio

                                       Percentage                          Percentage
                                        of Total                            of Total
                         Number of      Number of       Receivables        Receivables
Account Age              Accounts       Accounts          Balance           Balance
0 - 6 months               97,036         7.86%         168,486,432.56       9.37%
Over 6-12 months          103,872         8.41          190,186,653.21      10.58
Over 12- 24 month         303,480        24.58          533,082,749.02      29.64
Over 24 - 48 months       475,358        38.49          573,225,958.08      31.88
Over 48 months            255,143        20.66          333,204,912.75      18.53
             TOTAL      1,234,889       100.00%      $1,798,186,705.62     100.00%



                       Geographic Distribution by Accounts
                                 Trust Portfolio

                                  Percentage                         Percentage
                                   of Total                           of Total
                    Number of      Number of        Receivables       Receivables
                    Accounts       Accounts          Balance          Balance
Connecticut         224,465         18.18%      $293,322,142.22          16.31%
California           86,733          7.02       $148,641,390.45           8.27
Texas                71,792          5.81       $115,103,953.39           6.40
New York             72,604          5.88       $101,049,110.36           5.62
Florida              60,329          4.89        $85,041,468.76           4.73
Ohio                 50,419          4.08        $72,185,549.22           4.01
Illinois             45,040          3.65        $67,819,468.55           3.77
Pennsylvania         45,240          3.66        $61,130,336.60           3.40
Michigan             37,377          3.03        $57,575,473.71           3.20
Massachusetts        38,539          3.12        $56,406,275.03           3.14
Other (1)           502,351         40.68       $739,911,537.33          41.15
         Total    1,234,889        100.00%    $1,798,186,705.62         100.00%

(1) States with less than 3.03% of the Percentage of Total Number of Accounts.

Note: Data is sorted by Total Receivables Balance.